                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                            CLASSIC BANCSHARES, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                                   June 27, 1997




Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Classic Bancshares, Inc., I cordially invite you to attend the 1997 Annual Meeting of Stockholders. The meeting will be held at 3:00 p.m. on July 28, 1997, at the corporate headquarters of RAM Technologies, Inc., located at 1516 Bath Avenue, Ashland, Kentucky.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the election of four directors and the ratification of the appointment of independent auditors. The Board has carefully considered each of the nominees and the appointment of the independent auditors. Accordingly, your Board of Directors unanimously recommends that you vote for the director nominees and the appointment of the independent auditors.

         In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on Classic Bancshares, Inc.'s fiscal 1997 financial and operating performance.

         I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save Classic Bancshares, Inc. additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

         Thank you for your attention to this important matter.

                                         Sincerely,



                                         David B. Barbour
                                         President and Chief Executive Officer

                            CLASSIC BANCSHARES, INC.
                             344 Seventeenth Street
                             Ashland, Kentucky 41101
                                 (606) 325-4789

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be Held on July 28, 1997


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Classic Bancshares, Inc. ("Classic" or the "Company") will be held at the corporate headquarters of RAM Technologies, Inc., located at 1516 Bath Avenue, Ashland, Kentucky at 3:00 p.m., Ashland, Kentucky time, on July 28, 1997.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.  The election of four directors of the Company;

         2. The ratification of the appointment of Smith, Goolsby, Artis & Reams, P.S.C. as the auditors of the Company for the fiscal year ending March 31, 1998;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on June 16, 1997 are the stockholders entitled to vote at the Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by stockholders at the offices of the Company during its normal business hours of 9:00 a.m. and 4:00 p.m. during the ten days prior to the Meeting, as well as at the Meeting.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                             BY ORDER OF THE BOARD OF DIRECTORS




                                             C. Cyrus Reynolds
                                             Chairman of the Board







Ashland, Kentucky
June 27, 1997

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                            CLASSIC BANCSHARES, INC.
                             344 Seventeenth Street
                             Ashland, Kentucky 41101
                                 (606) 325-4789

                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 28, 1997


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Classic Bancshares, Inc. ("Classic" or the "Company"), the parent company of Classic Bank and The First National Bank of Paintsville ("Paintsville Bank") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the corporate headquarters of RAM Technologies, Inc., located at 1516 Bath Avenue, Ashland, Kentucky on July 28, 1997, at 3:00 p.m., Ashland, Kentucky time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are first being mailed to stockholders on or about June 27, 1997.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of four directors and the ratification of the appointment of Smith, Goolsby, Artis & Reams, P.S.C. as auditors for the Company.

Vote Required and Proxy Information

         All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees and the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of the votes cast. The ratification of the appointment of Smith, Goolsby, Artis & Reams, P.S.C. as auditors for the Company requires the affirmative vote of a majority of the votes cast on the matter. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Votes withheld (for the election of directors) and broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Secretary, Classic Bancshares, Inc., 344 Seventeenth Street, Ashland, Kentucky 41101.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on June 16, 1997 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,304,950 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company as a group.

                                                                                             Shares
                                                                                          Beneficially    Percent
                                   Beneficial Owner                                          Owned        of Class
-------------------------------------------------------------------------------------------------------------------
Classic Bancshares, Inc. Employee Stock Ownership Plan                                     105,800(1)      8.1%
344 Seventeenth Street
Ashland, Kentucky  41101

Societe Generale Asset Management Corp.                                                    101,000(2)      7.6
1221 Avenue of the Americas
New York, New York  10020

Directors and executive officers of the Company as a group                                 149,131(3)     11.4
(11 persons)

--------------------------



(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 13,934 of which have been allocated to accounts of participants. First Bankers Trust Company, N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

(2) As reported by Societe Generale Asset Management Corp., a registered investment adviser ("Societe"), in a statement as of December 31, 1996 on a Schedule 13G under the Securities Exchange Act of 1934, as amended. Of this amount, Societe reported that it had sole voting and dispositive powers as to no shares and shared voting and dispositive powers as to 101,000 shares with SoGen International Fund, Inc., a registered investment company and a client of Societe,("SoGen") and Societe's other investment advisory clients. Of the 101,000 shares, SoGen reported on the Schedule 13G that it had sole voting and dispositive powers as to no shares and shared voting and dispositive powers as to 88,000 shares with Societe.


(3) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, 8,593 shares allocated to the ESOP accounts of the group members, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or investment power. The amount reported above also includes 8,595 shares of restricted stock awarded under the Company's 1996 Recognition and Retention Plan (the "RRP") that will vest within 60 days of June 16, 1997 and 22,928 shares subject to options which will become exercisable within 60 days of June 16, 1997, awarded under the Company's 1996 Stock Option and Incentive Plan (the "Stock Option Plan").


                       PROPOSAL I - ELECTION OF DIRECTORS


         The Company's Board of Directors is presently composed of nine members. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Robert L. Bayes, however, has been nominated to serve a two-year term to join the class of directors with terms to expire in 1999. Approximately one-third of the directors are elected annually. Each member of the Company's Board of Directors has served on the Board since the incorporation of the Company in September 1995, except for Directors Bayes and Jeffrey P. Lopez, each of whom joined the Board in November 1996.

         The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and the nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute or substitutes as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.


                                                                                       Shares of Common
                                                                                      Stock Beneficially   Percent
                                                             Director      Term to         Owned at          of
         Name         Age(1)       Position(s) Held          Since (2)     Expire      June 16, 1997(3)     Class
---------------------------------------------------------- ------------------------- -------------------- -------
                                                    NOMINEES
E. B. Gevedon, Jr.      63   Director                          1980         2000           21,583(4)         1.7%
Robert A. Moyer, Jr.    51   Director                          1993         2000           11,583             .9
John W. Clark           55   Director                          1995         2000           19,694            1.5
Robert L. Bayes         53   Executive Vice President and      1996         1999            2,100             .2
                              Director
                                           DIRECTORS REMAINING IN OFFICE
C. Cyrus Reynolds       70   Chairman of the Board             1960         1998           11,583             .9
David B. Barbour        49   President, Chief Executive        1995         1998
                             Officer and Director                                          33,254(5)         2.5
Jeffrey P. Lopez        38   Director                          1996         1998              500             .03
Robert B. Keifer, Jr.   60   Director                          1991         1999           11,583             .9
David A. Lang           53   Director                          1991         1999           11,583             .9
-------------------------

(1)    At March 31, 1997.
(2)    Includes service as a director of Classic Bank, except for Director
       Bayes.
(3) Includes shares held directly, as well as shares held in retirement accounts, shares allocated to the ESOP accounts of certain of the named persons, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole or shared voting and/or investment power. The amount also includes 2,645 and 449 shares of restricted stock awarded under the RRP, which will vest within 60 days of June 16, 1997, to Mr. Barbour and to each of Messrs. Gevedon, Moyer, Clark, Reynolds, Keifer and Lang, respectively, and 6,612 and 1,134 shares subject to options, which will become exercisable within 60 days of June 16, 1997, awarded under the Stock Option Plan to Mr. Barbour and to each of Messrs. Gevedon, Moyer, Clark, Reynolds, Keifer and
       Lang, respectively.
(4)    Includes 10,000 shares held by Mr. Gevedon's spouse.
(5)    Includes 4,887 shares allocated to Mr. Barbour's account under the ESOP.

         The business experience of each director of the Company for at least the past five years is set forth below. All directors have held their positions at least five years, except as otherwise indicated. Each director also serves as a director of Classic Bank, except for Director Bayes. Directors Barbour, Bayes and Gevedon also serve as directors of Paintsville Bank.

         Everett B. Gevedon, Jr. Mr. Gevedon has served as real estate consultant to corporations and individuals throughout the eastern United States for the past 16 years. Prior to such time, he was a general real estate appraiser and involved in real estate sales.

         Robert A. Moyer, Jr. Mr. Moyer is President and Chief Executive Officer of RAM Technologies, Inc., an Ashland, Kentucky based multi-faceted communications and technology company. Mr. Moyer has held this position since he founded the company in 1976. Mr. Moyer also serves as a trustee of the Marshall University Foundation and a director of King's Daughters Medical Center and the Economic Development Corporation of Boyd and Greenup Counties.

         John W. Clark. Mr. Clark has been the President and Chief Executive Officer of John W. Clark Oil Co., a company engaged in the distribution and sale of petroleum products since its founding in 1970. In addition, he has been the President of JRB, Inc., a common carrier trucking company, since 1977; Clark's Pump N Stop, a convenience store, since 1978; B. J. Aviation, an airplane leasing company, since 1990; and John W. Clark Enterprises, a real estate development and holding company, since 1987.

         Robert L. Bayes. Mr. Bayes is currently President and Chief Executive Officer of Paintsville Bank and Executive Vice President of the Company. Mr. Bayes previously served as President of Paintsville Bank beginning in 1983. A Certified Public Accountant, Mr. Bayes holds a B.S. in Business Administration from Berea College, attended the University of Kentucky and holds a graduate banking degree from Stonier Graduate School of Banking at Rutgers University. Mr. Bayes is a member of the American Institute of CPA's and Kentucky Society of CPA's, a director of the Paintsville/Johnson County Chamber of Commerce and Chairman of the Mayo State Vocational-Technical School Foundation. Mr. Bayes is also a member of the Paintsville Independent School Site-Based Budget
Committee and the Mayo State Vocational-Technical School Advisory Committee.

         C. Cyrus Reynolds. Mr. Reynolds is Chairman of the Board of the Company and Classic Bank, positions he has held since September 1995 and July 1990, respectively. Mr. Reynolds serves as Property Valuation Administrator for Boyd County, Kentucky, an elected office he has held since 1977. From 1960 to 1981, Mr. Reynolds was the owner of Reynolds Insurance Agency, a general lines insurance agency located in Ashland, Kentucky. Mr. Reynolds is a member and former officer of the Ashland Lions Club and has served on various state commissions, including 18 years of service as Chairman of the Boyd County Democratic Party. Mr. Reynolds has also served as Treasurer of the Westwood Christian Church for 40 years.

         David B. Barbour. Mr. Barbour is the President and Chief Executive Officer of the Company and Classic Bank, positions he has held since September 1995 and April 1995, respectively. Prior to joining Classic Bank in March of 1995, Mr. Barbour served as Senior Vice President and Senior Lending Officer of First American Bank, a commercial bank located in Ashland, Kentucky with assets of $225 million. As Senior Vice President and Senior Lending Officer, Mr. Barbour was responsible for the bank's loan portfolio, including the commercial, consumer and real estate lending divisions. Mr. Barbour had been employed by First American Bank since 1977 and held a variety of management positions, including Senior Vice President and Senior Lending Officer since 1989. Mr. Barbour holds the designation of Certified Lender, Business Banking.

         Robert B. Keifer, Jr. Mr. Keifer has been the principal of ESP, an investment consulting firm based in Ashland, Kentucky and Lake Wylie, South Carolina, a position he has held since 1992. From 1992 to 1994, Mr. Keifer also served as a consultant to Equal Opportunity Finance, a minority small business investment company. Mr. Keifer is a retired group vice-president of Ashland Petroleum Company, an operating division of Ashland, Inc., where he was employed from 1966 to 1992. Mr. Keifer also serves on the Board of Directors of Community Hospice.

         David A. Lang. Mr. Lang is Kentucky Region Manager for American Electric Power, a position he has held since January 1996. Prior to such time, he was an Electrical Systems Director for Kentucky Power Company, a subsidiary of American Electric Power Company, a position he held from July 1995 to January 1996. Mr. Lang was promoted to Region Manager effective January 1, 1996. Mr. Lang has been employed by American Electric Power since 1965 and has held a variety of positions including Executive Assistant from May 1990 to June 1995. Mr. Lang is a Registered Professional Engineer in the Commonwealth of Kentucky. Mr. Lang serves as a director of East Kentucky Corporation, a regional economic development corporation based in Hazard, Kentucky. Mr. Lang is also a director of the Greenup Chamber of Commerce and a member of the Conference Board's USA Quality Council V.

         Jeffrey P. Lopez. Dr. Lopez is President of Ashland Radiation Oncology, Inc. and owner of Tri-State Regional Cancer Center located in Ashland, Kentucky. A native of Madison, Indiana, Dr. Lopez is a graduate of Indiana University, obtained his medical degree from Indiana School of Medicine and served his residency in Radiation Oncology at the University of Illinois. He serves on the Board of Directors of the Boyd County chapter of the American Cancer Society, a position that he has held since 1986. He is past President of the Boyd County Medical Society, having served two terms as President. He is a member of the Board of Directors for the Association of Free Standing Radiation Oncology Centers, of which he is currently President, and is Chief of the Department of Specials at King's Daughters' Medical Center in Ashland, Kentucky.

Board of Directors' Meetings and Committees

         Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors of the Company held 11 meetings during the fiscal year ended March 31, 1997. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he served during the fiscal year.

         The Board of Directors of the Company has standing Executive, Audit, Compensation and Nominating Committees.

         The Executive Committee is comprised of Directors Reynolds, Barbour and Gevedon. This committee meets on an as needed basis to act on matters arising between Board meetings. This committee did not meet during fiscal 1997.

         The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulations and internal policies and procedures. This committee also acts on the recommendation by management of an accounting firm to perform the Company's annual audit and acts as a liaison between the auditors and the Board. Directors Keifer and Reynolds are the current members of this committee. The committee met once during fiscal 1997.

         The Compensation Committee establishes the Company's compensation policies and reviews compensation matters and administers the Company's stock-based plans. The current members of this Committee are Directors Moyer, Lang and Clark. The committee held four meetings during fiscal 1997.

         The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of Directors Reynolds, Barbour and Keifer. This committee did not meet during fiscal 1997 as its function was performed by the entire Board of Directors. While the Board of Directors will consider nominees recommended by stockholders, the Committee has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 30 days before the date of the Meeting.

Director Compensation

         Director Fees. Until April 1, 1997, the members of the Board of Directors of the Company were not paid for their service in such capacity and received compensation only for their service as directors of Classic Bank. Effective April 1, 1997, the Company began paying each non-employee director $200 per month for their services as directors of the Company. In addition, effective April 1, 1997, each non-employee director of Classic Bank receives a monthly fee of $400. Each director of Paintsville Bank who is not an employee of Paintsville Bank (including Mr. Barbour) also receives a monthly fee of $400. Compensation of Classic Bank's non-employee directors for fiscal 1997 is described below.

         During fiscal 1997, non-employee directors of Classic Bank were each paid a monthly fee of $600 for service on the Board of Directors. The Chairman of the Board received additional $2,100 per quarter for acting in such capacity. Directors did not receive any additional compensation for committee meetings attended.

         Retirement Plan. Classic Bank maintains a Director Retirement Plan for the benefit of Classic Bank's outside directors. This plan provides a retirement benefit equal to one-half of the monthly compensation paid to current directors for a period not to exceed the earlier of the number of months of service as a director or his death. A director must have served on the Board of Directors for a minimum of ten years and until age 65 in order to participate in the plan. For the fiscal year ended March 31, 1997, Classic Bank's contribution to this plan totaled $7,929.

         Stock Option and Restricted Stock Awards. During fiscal 1997, options to purchase 1,134 shares of Common Stock at an exercise price of $10.8125 per share were granted under the Stock Option Plan to each of non-employee Directors Gevedon, Moyer, Clark, Reynolds, Keifer and Lang. In addition, during fiscal 1997, 2,248 shares of restricted stock were awarded under the RRP to each of Directors Gevedon, Moyer, Clark, Reynolds, Keifer and Lang. The options and restricted stock granted to these non-employee directors are scheduled to vest annually in 20% increments beginning July 29, 1997.

         During fiscal 1997, options to purchase 12,000 and 2,500 shares of Common Stock, each at an exercise price of $13.375 per share, were awarded under the Stock Option Plan to Directors Bayes and Lopez, respectively. In addition, during fiscal 1997, 2,000 shares of restricted stock were awarded under the RRP to Director Bayes. The restricted stock awarded to Mr. Bayes and the options granted to Messrs. Bayes and Lopez are scheduled to vest annually in 20% increments beginning February 1, 1998

         Information regarding stock options and restricted stock awarded to Director Barbour, the President and Chief Executive Officer of the Company, is contained below under the caption "Executive Compensation."

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. The following table sets forth information concerning the compensation paid or accrued by Classic Bank for services rendered by the Company's and Classic Bank's President and Chief Executive Officer. No executive officer of the Company, Classic Bank or Paintsville Bank had aggregate compensation (salary plus bonus) in excess of $100,000 during fiscal 1997.


                                                  SUMMARY COMPENSATION TABLE

                                                                                    Long-Term Compensation
                                                                                -----------------------------
                                                    Annual Compensation
                                              ---------------------------------
                                                                                        Awards        Payouts
                                                                                  ------------------  -------
                                                                   Other Annual   Restricted            LTIP
                                    Fiscal    Salary      Bonus    Compensation      Stock   Options/  Payouts        All Other
    Name and Principal Position      Year      ($)         ($)          ($)        Award($)    SARs     ($)       Compensation($)
    ---------------------------     ------    ------      -----    ------------   ---------  --------  -------    ---------------
                                                                                               (#)
  David B. Barbour, President and    1997    $96,632.35     $---         (2)        142,995(3)  33,062    ---        $63,340.38(4)
   Chief Executive Officer and       1996     83,742.50      ---         (2)          ---        ---      ---         39,564.18(4)
   Director                          1995      4,564.00(1)   ---         (2)          ---        ---      ---            ---

====================================================================================================================================


(1) Mr. Barbour was hired in March 1995.
(2) Mr. Barbour has not received any additional benefits or perquisites which, in the aggregate, have exceeded 10% of both his salary and bonus or $50,000.
(3) Represents the dollar value of 13,225 shares of restricted stock awarded under the RRP, based on the $10.8125 closing price per share of the Common Stock on the Nasdaq Stock Market on July 29, 1996, the date of grant. Based on the $13.375 closing price per share of the Common Stock on the Nasdaq Stock Market March 31, 1997, the aggregate value of the restricted stock held by Mr. Barbour was $442,204 as of that date.
(4) Includes, for 1997 and 1996, respectively, country club membership fees of $2,040 and $2,040 paid by Classic Bank on behalf of Mr. Barbour, contributions made pursuant to the Supplemental Executive Retirement Agreement between Classic Bank and Mr. Barbour of $11,057 and $17,931, Classic Bank's contribution to Mr. Barbour's account under the ESOP of 3,161 and 1,726 shares of Common Stock based upon per share market values, of $13.375 and $11.13 on March 31, 1997 and March 31, 1996 and life insurance premiums paid by Classic Bank on behalf of Mr. Barbour
    $5,565 and $382.80. Amount for 1997 also includes $2,400 in fees received by Mr. Barbour for his service as a director of Paintsville
    Bank, beginning October 1996 ($400 per month).

         The following table sets forth certain information concerning grants of stock options pursuant to the Stock Option Plan to the Company's President and Chief Executive Officer during fiscal 1997. No stock appreciation rights ("SARs") were granted in fiscal 1997.



                        OPTION GRANTS IN LAST FISCAL YEAR

                                               Individual Grants
                        --------------------------------------------------------
                        Number of       % of Total
                          Shares         Options
                        Underlying      Granted to      Per Share
                         Options       Employees in      Exercise    Expiration
                         Granted       Fiscal Year        Price         Date
                      -------------- ---------------- -------------- -----------
David B. Barbour          33,062(1)         26.1%          $10.8125     07/29/06



----------
(1) The option is scheduled to vest annually in 20% increments beginning July 29, 1997.

         The following table provides information as to stock options exercised by the President and Chief Executive Officer during the fiscal year ended March 31, 1997, and the value of the options held by the President and Chief Executive Officer on March 31, 1997.



                              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                    OPTION VALUES
                                                               Number of
                                                              Securities                        Value of
                                                               Underlying                      Unexercised
                                                              Unexercised                     In-the-Money
                                                              Options at                       Options at
                                                               FY-End (#)                       FY-End ($)

                                                     ----------------------------    -------------------------------
                             Shares
                            Acquired       Value
                          on Exercise     Realized   Exercisable    Unexercisable    Exercisable      Unexercisable
         Name                 (#)           ($)          (#)             (#)             ($)              ($)(1)
         ----             -----------     --------   -----------    -------------    -----------      --------------
David B. Barbour              ---          $ ---         ---            33,062          $ ---            $84,721




(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the options held based upon the exercise prices of the option ($10.8125 per share) and the closing price of $13.375 per share of the Common Stock as reported on the Nasdaq Stock Market on March 31, 1997.

Employment Agreement

         Classic Bank has entered into an employment agreement with President and Chief Executive Officer Barbour providing for an initial term of three years. The employment agreement became effective upon completion of Classic Bank's conversion from mutual to stock form and provides for an annual base salary in an amount not less than such individual's then-current salary and provides for an annual extension subject to the performance of an annual formal evaluation by disinterested members of the Board of Directors of Classic Bank. The agreement also provides for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreement is also terminable by the employee upon 90 days' notice to Classic Bank.

         The employment agreement provides for payment to President and Chief Executive Officer Barbour of an amount equal to 299% of his five-year average base compensation, where employment involuntarily terminates in connection with a "change in control" of Classic Bank or within twelve months thereafter. For the purposes of the employment agreement, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition or control of 10% of the Company's Common Stock. If the employment of President and Chief Executive Officer Barbour had been terminated as of March 31, 1997 under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $266,000. The agreement also provides for the continued payment of Mr. Barbour's health benefits for the remainder of the term of his contract in the event he is involuntarily terminated in the event of change in control.

Supplemental Executive Retirement Agreement

         Classic Bank entered into a non-qualified Supplemental Executive Retirement Agreement (the "Agreement") with President Barbour which provides for the payment of a monthly supplemental retirement benefit equal to up to 24% of his average monthly compensation during the three highest 12-month periods prior to retirement. Such benefit shall be payable upon normal retirement at age 65 or, under certain circumstances, after age 55 if his termination is without cause. Upon the employee's death, 50% of the amount payable under the Agreement shall be payable to his spouse until her death. The amount contributed by Classic Bank pursuant to the Agreement on behalf of Mr. Barbour is included in the Summary Compensation Table.

Certain Transactions

         Classic Bank and Paintsville Bank follow policies of granting loans to their respective (and the Company's) directors, officers and employees. The loans by Classic Bank and Paintsville Bank to executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with each institution's respective underwriting guidelines and do not involve more than the normal risk of collectibility or present other unfavorable features. Federal law requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans by Classic Bank and Paintsville Bank to all of their (and the Company's) respective directors and executive officers and the associates of such directors and executive officers, including outstanding balances and commitments, totaled $5.2 million at March 31, 1997, which was 26.8% of the Company's stockholders' equity at that date. At March 31, 1997, there were no loans by Classic Bank or Paintsville Bank to any director or executive officer (or any affiliate of such director or executive officer) of the Company or of Classic Bank or Paintsville Bank, made at preferential rates or terms which in the aggregate exceeded $60,000 during the two years ended March 31, 1997.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.


         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were met.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS


         The Board of Directors of the Company has appointed Smith, Goolsby, Artis & Reams, P.S.C., independent accountants, to be the Company's auditors for the fiscal year ending March 31, 1998. Representatives of Smith, Goolsby, Artis & Reams, P.S.C. are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.


         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SMITH, GOOLSBY, ARTIS & REAMS, P.S.C. AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 1998.


                              STOCKHOLDER PROPOSALS


         In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 344 Seventeen Street, Ashland, Kentucky 41101, no later than February 27, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                  OTHER MATTERS


         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company, Classic Bank or Paintsville Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


Ashland, Kentucky
June 27, 1997

REVOCABLE PROXY                                                 REVOCABLE PROXY


                            CLASSIC BANCSHARES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 28, 1997


      The undersigned hereby appoints the Board of Directors of Classic Bancshares, Inc. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the corporate headquarters of RAM Technologies, Inc. located at 1516 Bath Avenue, Ashland, Kentucky, on July 28, 1997 at 3:00 p.m., Ashland, Kentucky time, and at any and all adjournments and postponements thereof.

I. The election as directors of all nominees listed below (except as marked to the contrary)

      |_| FOR                 |_| VOTE WITHHELD

      INSTRUCTION:         To withhold your vote for any individual nominee,
                           strike a line through that nominee's name below.

      E.B. GEVEDON, JR.            ROBERT A. MOYER, JR.        JOHN W. CLARK
                                      ROBERT L. BAYES

II. The ratification of the appointment of Smith, Goolsby, Artis & Reams, P.S.C. as auditors for the Company for the fiscal year ending
      March 31, 1998.

      |_| FOR                 |_| AGAINST                  |_| ABSTAIN

      In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND THE PROPOSAL LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


               The Board of Directors recommends a vote "FOR" the election of each nominee and the proposal listed above.


                  (Continued and to be SIGNED on Reverse Side)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

      The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders for the fiscal year ended March 31, 1997.





Dated:               , 1997                     --------------------------------
                                                Signature of Stockholder




                                                --------------------------------
                                                Signature of Stockholder

                                                Please sign exactly as your
                                                name(s) appear(s) to the left.
                                                When signing as attorney,
                                                executor, administrator, trustee
                                                or guardian, please give your
                                                full title. If shares are held
                                                jointly, each holder should
                                                sign.


         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE